UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2025

MAYWOOD ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42518	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

418 Broadway, #6441

Albany, NY 12207

(Address of Principal Executive Offices) (Zip Code)

(718) 974-6945

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one right	MAYAU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	MAYA	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one-fifth of one Class A ordinary share upon the completion of the Company’s initial business combination	MAYAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On February 14, 2025, Maywood Acquisition Corp. (the “Company”), a Cayman Islands exempt company, consummated its initial public offering (the “IPO”) of 8,625,000 units (“Units”), including 1,125,000 Units subject to the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Ordinary Shares”), and one right (“Rights”), each Right entitling its holder to receive one-fifth of one Ordinary Share upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $86,250,000.

Simultaneously with the consummation of the IPO, the Company consummated a private placement (the “Private Placement”) of 265,625 units (“Private Placement Units”), at a price of $10.00 per Private Placement Unit, generating total proceeds of $2,656,250. The Private Placement Units were purchased by Maywood Sponsor, LLC, the Company’s sponsor (the “Sponsor”), and the underwriters in the IPO. The Private Placement Units are identical to the Units sold in the IPO, subject to certain exceptions. The purchasers of the Private Placement Units have agreed not to transfer, assign or sell any of the Private Placement Units (or underlying securities), subject to certain customary exceptions, until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

In addition, the Sponsor lent the Company an aggregate of $500,000 as of the closing date of the IPO bearing no interest (the “Sponsor Loan”). The proceeds of the Sponsor Loan were added to the trust account established in connection with the IPO. The Sponsor Loan shall be repaid at the closing of an initial business combination. If the Company does not complete an initial business combination, the Company will not repay the Sponsor Loan and its proceeds will be distributed to public shareholders. The Sponsor has waived any claims against the trust account in connection with the Sponsor Loan.

An audited balance sheet as of February 14, 2025, reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO, the Private Placement and the Sponsor Loan, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Audited Balance Sheet as of February 14, 2025.
99.2	Press Release Announcing Consummation of IPO.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2025

MAYWOOD ACQUISITION CORP.

By:	/s/ Zikang Wu
Name:	Zikang Wu
Title:	Chief Executive Officer

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